                                                                 EXHIBIT 10.93

                        LOAN AND STOCK PLEDGE AGREEMENT
                        -------------------------------

          This Loan and Stock Pledge Agreement the ("Agreement") is made and executed as of November 5, 1998 by and among Barbara R. Walski, Peter A. Walski and The Walski Family Trust u/d/t/ dated August 30, 1989 (collectively, "Pledgor"), BPN Corporation, a California corporation ("BPN") and Pan American Bank, FSB ("Lender").

                                    RECITALS
                                    --------

     A. The Walski Family Trust u/d/t dated August 30, 1989 (the "Trust") is the owner of 650 shares of the common stock (the "Shares") of BPN. Barbara R. Walski and Peter A. Walski are the sole trustees and lifetime beneficiaries of the Trust.

     B. BPN is a party to an agreement for Purchase of Assets dated November 5, 1998 (the "Asset Purchase Agreement") under which BPN and Lender are purchasing certain assets ("Assets") from Norwest Financial Coast, Inc.

     C. The parties hereto desire to specify their agreement respecting the acquisition of the Assets under the Asset Purchase Agreement and of certain financing to be provided to Pledgor in connection therewith.

     NOW, therefore, the parties agree as follows:

          1.   Asset Purchase Agreement.  BPN shall pay $1,200,000 and Lender
               ------------------------
shall pay $1,800,000 of the total $3,000,000 acquisition price for the Assets. Lender shall have the exclusive right to finance insurance premium finance receivables ("IPF Loans") generated through the exploitation of the Assets under the terms of the Insurance Premium
Financing Management Agreement (the "IPF Agreement") dated May 17, 1995 between Lender and BPN, which right shall not be subject to termination under such agreement. The IPF Agreement shall otherwise govern exploitation of the Assets by BPN and Lender. In addition, Lender has agreed to pay a total of $25,000 to BPN to defer expenses to be incurred by BPN in connection with taking over the business included as part of the Assets and handling the IPF Loans generated thereby (the
"Expense Reimbursement"), which shall be credited pro rata against the initial principal repayment obligation of Pledgor hereunder and of Cornelius J. O'Shea ("O'Shea") under a $420,000.00 promissory note of O'Shea evidencing credit extended by Lender to O'Shea in connection with the acquisition of the Assets (the "O'Shea Note"). Upon the crediting of the Expense Reimbursement to the Note and O'Shea Note, Lender shall have no obligation to fund the Expense Reimbursement. All other such expenses shall be paid by BPN.

         2.    Loan; Initial Payment.  Pledgor has agreed to borrow, and Lender
               ---------------------
has agreed to loan to Pledgor the sum of $780,000.00, to be used by Pledgor solely for the purpose of funding the payment to be made by BPN to acquire the Assets under the Asset Purchase Agreement (the "Loan"). The Loan is evidenced by this Agreement and a Promissory Note (the "Note") of even date. This Agreement, the Note and any and all documents and instruments now or hereafter

                                       1
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executed and evidencing the Loan or any security therefore are referred to herein as the "Loan Documents". Immediately following funding of the Loan, Pledgor shall pay $130,000.00 to Lender as a payment of principal. There shall be credited against such payment the sum of $16,250. 00, representing 65 % of the amount of the Expense Reimbursement.

         3.    Security.  Pledgor hereby assigns, grants, pledges and transfers
               --------
to Lender, a security interest in and lien upon all Collateral (as defined in paragraph 4) as security for the payment and performance of any and all of the following obligations and liabilities ("Obligations") of Pledgor owing to
Lender: (i) payment of all of the indebtedness evidenced by the Note in the face amount of $780,000.00, executed by Pledgor in favor of the Lender; (ii) payment and performance of all existing and future indebtedness and obligations of the Pledgor to the Lender under the Loan Documents; and (iii) any and all amendments, modifications, renewals and/or extensions of any of the foregoing, including, but not limited to amendments, modifications, renewals or extensions which are evidenced by new or additional instruments, documents or agreements or which change the rate of interest on any indebtedness or obligations secured hereby. The term "Obligations" as used herein is intended to mean Obligations in its most comprehensive sense and includes all present and future indebtedness, liabilities, undertakings, covenants and other obligations of Pledgor, whether voluntary or involuntary, absolute or contingent, liquidated or unliquidated, determined or undetermined, earned or unearned, and due or not due.

         4.    Collateral.  Pledgor hereby assigns, grants, pledges and
               ----------
transfers to Lender, as security for the payment and performance of the Obligations described in paragraph 2 above, a security interest in, and lien upon all of Pledgor's right, title and interest in and to the following:

            (a)  the Shares;

            (b) all options or warrants for the purchase of additional Shares and all rights represented thereby held by Pledgor if any (the "Options");

            (c) stock powers ("Powers") duly executed in blank, with such signatures properly guaranteed covering all of the Shares; and

            (d) the proceeds of each of the foregoing including, without limitation any and all dividends, cash, instruments and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for any of the Shares or Options (the "Proceeds") (The Shares, the Options, the Powers, and the Proceeds shall be collectively referred to as the "Collateral").

          5.   Delivery.  Concurrent with the execution hereof, Pledgor has
               --------
delivered Certificate(s) No(s).          5        , representing all of the
                                -------------------
Shares to Lender together with related Powers or endorsements, to be held pursuant to the terms hereof for the benefit of Lender.

          6.   Lender's Duties.  Lender shall have no duty with respect to the
               ---------------
Collateral other than the duty to use reasonable care if it is in its possession. Without limiting the generality

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of the foregoing, Lender shall be under no obligation to take any steps necessary to preserve rights in the Collateral against any other parties, to sell same if it threatens to decline in value, or to exercise any rights represented thereby.

          7.   Voting Rights; Dividends; Etc.  During the term of this Agreement
               ------------------------------
and as long as no Event of Default, as defined herein shall have occurred and be continuing:

            (a) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents.

            (b) Pledgor shall be entitled to receive and retain any and all dividends and distributions paid in respect of the Shares; provided, however, that any and all

                (i) dividends and distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Shares,

               (ii) dividends and distributions paid or payable in cash in respect of any Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and

              (iii) cash paid with respect to, payable or otherwise distributed on redemption of, or in exchange for, or upon the sale of any Shares, shall be forthwith delivered to Lender to hold as Collateral and shall, if received by Pledgor, be received in trust for the benefit of Lender, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Lender as Collateral in the same form as so received (with any necessary endorsement).

            (c) Lender shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise those voting and other rights which it is entitled to exercise pursuant to paragraph 7(a) above and to receive those dividends or distributions which it is authorized to receive and retain pursuant to paragraph 7(b) above.

            (d) If an Event of Default shall have occurred and be continuing and any amounts shall be due and payable (whether by acceleration, maturity, or otherwise) under any of the Obligations, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to this paragraph 7 and to receive the dividends and distributions which it would otherwise be authorized to receive and retain pursuant to this paragraph shall, at Lender's option, cease, and all such rights shall, at Lender's option, thereupon become vested in Lender so long as an Event of Default shall continue, and Lender shall, at its option, thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends and interest payments.

          8.   Representations.  Pledgor warrants, represents and covenants, and
               ---------------
to the extent expressly mentioned below, BPN warrants, represents and covenants that:

            (a) There are no restrictions upon the transfer of any of the Collateral and Pledgor has the right to pledge and grant a security interest in or otherwise transfer such Collateral free of any encumbrances or rights of third parties, except for the rights of United PanAm Financial Corp., f/k/a Pan American Group, Inc. ("UPFC"), under that certain Stock Option Agreement dated May 17, 1995, as amended, between UPFC, Pledgor, BPN and O'Shea. Pledgor and BPN hereby waive any rights that Pledgor or BPN may have under the Stock Redemption Agreement between BPN, Pledgor and O'Shea dated August 25, 1990 (the "Stock Redemption Agreement") to the extent such rights would hinder or impede Lender's right to dispose of the Collateral, and further agree that Lender may, upon foreclosure and sale of its Collateral or acceptance thereof in lieu of sale or foreclosure, dispose of the Shares free and clear of any restriction or rights of any third party arising under the Stock Redemption Agreement.

            (b) All of the Collateral is and shall remain free from all liens, claims, encumbrances, and purchase money or other security interests. Pledgor shall not, without Lender's prior written consent, sell, transfer or otherwise dispose of any or all of the Collateral.

            (c) This Agreement, and the delivery to Lender of the certificates representing the Shares, creates a valid and perfected security interest in the Collateral in favor of Lender, and all actions necessary or desirable to such perfection have been duly taken.

            (d) No authorization or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by Pledgor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Pledgor; (ii) for the perfection of or exercise by Lender of its rights and remedies hereunder; or
(iii) for the exercise by Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Shares pursuant to this Agreement (except as may be required in connection with a disposition of the Shares by laws affecting the offering and sale of securities generally).

            (e) Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights) and Pledgor agrees that Lender shall have no responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

            (f) The Shares and any shares owned by O'Shea and pledged to Lender represent, and will at all times represent, all of the issued and outstanding shares of capital stock of BPN. Pledgor and BPN agree that no additional Shares shall be issued except to Lender without Lender's written prior approval.

            (g) Pledgor and BPN represent that there are and will be no options, warrants or other rights to acquire capital stock of BPN outstanding other than the option of UPFC under the Stock Option Agreement.

            (h) Pledgor and BPN represent, warrant and covenant that all of the outstanding Shares have been duly and validly issued by BPN and they are fully paid and nonassessable.

            (i) Pledgor represents that Barbara R. Walski and Peter A. Walski constitute the sole trustees and lifetime beneficiaries of the Trust, that they have the full power and authority to execute all Loan Documents on behalf of the Trust, that the Trust is not restricted from entering into and performing its obligations under the Loan Documents, and that Lender has been delivered a true and correct copy of the Trust as amended to date.

            (j) The financial statements of Pledgor and BPN provided and to be provided to Lender in connection with the Loan fairly represent the financial condition, operation and income of such persons as of the date covered thereby.

          9.   Additional Covenants.  Pledgor and BPN covenant and agree that:
               --------------------

            (a) BPN will not incur any indebtedness other than for trade payables incurred for goods and services acquired or utilized in the ordinary course of business and paid within 90 days, or guaranty or pledge any assets to secure any indebtedness of any other person, and any obligation to repay Pledgor and O'Shea any funds advanced to BPN from the proceeds of the Note and the O'Shea Note.

            (b) Lender may collect all Loan payments, when due, by directly debiting amounts otherwise due BPN from Lender under the IPF Agreement.

            (c) BPN and each party comprising Pledgor shall provide Lender annually with financial statements in form satisfactory to Lender and copies of all federal and state income tax returns filed by them.

            (d) BPN and Pledgor have materially benefitted from the proceeds of the Loan, and Lender would not extend such credit without BPN's and Pledgor's agreement to the terms of this Agreement, including specifically this paragraph 9.

          10.  Share Adjustment.  In the event that during the term of this
               ----------------
Agreement, any reclassification, readjustment or other change is declared or made in the capital structure of BPN, or any Option is exercised, all new substituted and additional shares, options, or other securities, issued, or issuable, to Pledgor by reason of any such change or exercise shall be delivered to and held by Lender under the terms of this Agreement in the same manner as the collateral originally pledged hereunder.

          11.  Warrants.  In the event that during the term of this Agreement,
               --------
subscription warrants or any other rights or options shall be issued or exercised in connection with the Collateral, such warrants, rights and options acquired by Pledgor shall be immediately assigned by Pledgor to Lender and all new stock or other securities so acquired by Pledgor shall also be immediately assigned to Lender to be held under the terms of this Agreement in the same manner as the Collateral originally pledged hereunder.

          12.  Consent.  Pledgor hereby consents that, from time-to-time, before
               -------
or after the occurrence or existence of any Event of Default, with or without notice to or assent from Pledgor, any other security at any time held by or available to Lender for any of the Obligations or any other security at any time held by or available to Lender of any other person, firm or corporation secondarily or otherwise liable for any of the Obligations, may be exchanged, surrendered, or released and any of the Obligations may be changed, altered, renewed, extended, continued, surrendered, compromised, waived or released, in whole or in part, as Lender may see fit, and Pledgor shall remain bound under this Agreement notwithstanding any such exchange, surrender, release, alteration, renewal, extension, continuance, compromise, waiver or inaction, or extension of further credit.

          13.  Events of Default.  The Lender may exercise the remedies held by
               -----------------
the Lender under this Agreement and other Loan Documents if any of the following events (an "Event of Default") occur and are not remedied by the defaulting party or waived in writing by the Lender.

            (a) The nonpayment, within five (5) days of the date when due, of any installment of interest or principal owing under the Note or of any other amount payable to the Lender under the terms of the Loan Documents.

            (b) The failure by the Pledgor or BPN to perform or observe any representation, warranty or agreement contained in any of the Loan Documents, which shall continue for a period of thirty (30) days after the Pledgor or BPN become aware thereof, except that any obligations related to the payment of money shall have no grace period except as otherwise expressly provided in paragraph 13(a) hereof.

            (c) The existence for a period of thirty (30) days of any lien other than liens created by the Loan Documents or permitted hereunder covering all or any portion of the Collateral, unless the validity thereof is being contested in good faith by the Pledgor.

            (d) Any representation, statement, certificate, schedule or report made or furnished to the Lender by or on behalf of the Pledgor or BPN proves to be false or erroneous in any material respect at the time of the making thereof or any representation or warranty contained in the Loan Documents ceases to be complied with in any material respect.

            (e) The insolvency (meaning an inability to pay debts as the same become due or the existence of liabilities in excess of assets) of any of the parties comprising Pledgor or

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

BPN, or the institution of bankruptcy, reorganization, liquidation, receivership or conservatorship proceeding by or against any of the parties comprising Pledgor or BPN.

            (f) The default in payment or acceleration of the maturity of any indebtedness any of the parties comprising Pledgor or BPN owing to any other person.

            (g) For any reason after execution and delivery thereof, any document delivered pursuant hereto that creates, or was intended to create, a security interest or to provide collateral security for indebtedness created hereunder ceases to be in full force and effect, or the liens intended to be created thereby cease to be or are not valid and perfected first liens, subject to no other liens.

          14.  Remedies Upon Default.  Upon the occurrence of an Event of
               ---------------------
Default, Lender shall have, in addition to any other rights given by law or the rights hereunder, all of the rights and remedies with respect to the Collateral of a secured party under the California Uniform Commercial Code.

          In addition, with respect to the Collateral, or any part thereof, Lender may sell or cause the same to be sold at any public or private sale, in one or more sales or lots, at such price as Lender may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever.

          Any sale of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies or other financial institutions disposing of property similar to the Collateral shall be deemed to be commercially reasonable. Any requirements of reasonable notice shall be met if such notice is mailed to Pledgor, at the address set forth in this Agreement, at least ten (10) calendar days before the time of the sale or disposition. Any other retirement of notice, demand or advertisement for sale, is, to the extent permitted by law, waived.

          Lender may, in its own name, or in the name of a designee or nominee, buy at any public sale of the Collateral. Lender shall have the right to execute any document or form, in its name or in the name of the Pledgor, which may be necessary or desirable in connection with such sale of Collateral.

          In addition to specific rights provided herein with respect to sales of the Shares, and subject to applicable law, sales of the Collateral may be conducted with or without demand and with or without notice or advertisement, for cash, credit or for future delivery, all as the Lender shall deem appropriate. Without limiting the foregoing, the Lender may (i) approach and negotiate with potential purchasers, and (ii) restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing such Collateral for their own account for investment and not with a view to the distribution or resale thereof. In the event any such Collateral is sold at private sale, Pledgor agrees that such sale shall not, by reason merely that it is a private sale subject to the potential restrictions described herein, or that there is a possibility that a substantially higher price might have been realized at a public sale, be deemed to have not been made in a commercially reasonable manner. Pledgor recognizes that no ready market may exist for such Collateral and that a sale by Lender of any such Collateral for an amount substantially less than the value of the Shares may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell securities that are not publicly traded. Upon consummation of any such sale, Lender shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof, the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor. Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. If any consent, ruling or authorization of any state, municipal or other governmental agency or authority shall be necessary to effectuate any sale or disposition of the Collateral, Pledgor shall execute all such applications and other instruments as may be required in connection with securing any such consent, ruling or authorization and, will otherwise use its best efforts to secure the same. Under no circumstances will Lender be obligated to register any securities under the Securities Act of 1933 or any similar qualification or registration law of any state, unless, in its sole discretion, it shall elect to do so, in which case the cost of such registration and qualification shall become part of the Obligations secured hereby.

          15.  Lender as Pledgor's Attorney-in-Fact.  Pledgor hereby irrevocably
               ------------------------------------
appoints Lender as its attorney-in-fact to arrange for the transfer, at any time after the existence or occurrence of an Event of Default, of the Collateral on the books of BPN to the name of Lender or to the name of Lender's nominee.

          16.  Further Assurances.  Pledgor agrees that it will cooperate with
               ------------------
Lender and will execute and deliver, or cause to be executed and delivered, all such other stock powers, proxies, instruments, and documents and will take all such other action, as Lender may reasonably request from time to time in order to carry out the provisions and purposes hereof.

          17.  Attorneys' Fees and Costs.  Pledgor hereby agrees to pay all
               -------------------------
reasonable attorneys' fees and all other costs and expenses which may be incurred by Lender in the enforcement of this Agreement, whether or not suit is brought.

          18.  Notices.  Any notice, demand or communication required or
               -------
permitted to be given by any provision of the Loan Documents will be in writing and will be deemed to have been given when delivered personally or be telefacsimile, receipt confirmed, to the party designated to receive such notice or on the business date following the day sent by overnight courier or on the third (3rd) business day after the same is sent by certified mail, postage and charges prepaid, directed to the following addresses or to such other or additional addresses as any party might designate by written notice to the other party:

     To Pledgor or BPN:    BPN
                           13750 Pipeline Avenue
                           Chino, California 91710
                           Attention:      Peter A. Walski
                                           Barbara R. Walski

     To Lender:            PanAm Bank
                           1300 S. El Camino Real - Suite 320
                           San Mateo, CA 94402
                           Attention:      President

          19.  Choice of Law and Venue.  The validity of this Agreement, its
               -----------------------
construction, interpretation, and enforcement and the rights of the parties hereto shall be determined under the laws of the State of California. The parties agree that all actions or proceedings arising in connection with this Agreement shall be tried and litigated only in the state and federal courts located in the County of Los Angeles, State of California. Each party waives any right it may have to assert the doctrine of forum non conveniens or to object to venue to extent any proceeding is brought in accordance with the terms hereof.

          20.  General Provisions.
               ------------------

            (a) This Agreement shall bind and inure to the benefit of the respective successors and assigns of the parties; provided, however, that Pledgor and BPN may not assign this Agreement or any rights hereunder without Lender's prior written consent and any prohibited assignment shall be absolutely void. No consent to an assignment by Lender shall release Pledgor or BPN from its obligations to Lender hereunder. Lender may assign its rights and duties hereunder. Lender reserves the right to sell, assign, transfer, negotiate, or grant participations in all or any part of, or any interest in rights and benefits hereunder. In connection therewith, Lender may disclose all documents and information which Lender now or hereafter may have relating to Pledgor or Pledgor's business.

            (b) Paragraph headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Paragraph hereof applies equally to this entire Agreement.

            (c) Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against any party hereto, whether under any rule of construction or otherwise, by virtue of such party's having prepared the same. On the contrary, this Agreement has been reviewed by each of the parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

            (d) Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

            (e) This Agreement cannot be changed or terminated orally. All prior agreements, understandings, representations, warranties, and negotiations, if any, are merged into this Agreement, the Loan Documents and the other documents and agreements entered into in connection herewith and therewith.

          IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written.

BPN Corporation


By: /s/ Peter A. Walski                   /s/ Barbara R. Walski
   ---------------------------           ------------------------------
    Peter A. Walski                      Barbara R. Walski
    Title:   Pres.
          --------------------

By: /s/ Cornelius J. O'Shea               /s/ Peter A. Walski
   ---------------------------           ------------------------------
    Cornelius J. O'Shea                  Peter A. Walski
    Title:   V.P.
          --------------------

Pan American Bank, FSB                   THE WALSKI FAMILY TRUST


By: /s/ Lawrence J. Grill                By: /s/ Peter A. Walski
   ---------------------------              ---------------------------
     Lawrence Grill, President                 Peter A. Walski, Trustee


                                         By: /s/ Barbarra R. Walski
                                            ---------------------------
                                                 Barbarra R. Walski, Trustee